SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2010 (May 12, 2010)

Global Resource Corporation

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-50944	84-1565820
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1000 Atrium Way, Suite 100 Mount Laurel, New Jersey 08054
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (856) 767-5665

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 amends the Current Report on Form 8-K of Global Resource Corporation (the “Company”) filed with the Securities and Exchange Commission on May 14, 2010 to include disclosure with respect to the engagement of Rothstein Kass & Company, P.C. (“RK”) through the interim date of the dismissal of RK as the Company’s independent registered public accounting firm, without exclusion for any period.

Item 4.01  Changes in Registrant’s Certifying Accountant.

On May 12, 2010, the Company dismissed RK as the Company’s independent registered public accounting firm.

The decision to terminate RK was recommended and approved by the Audit Committee of the Board of Directors of the Company.

RK’s audit report on the financial statements of the Company, as of, and for the year ended December 31, 2008 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles, other than expressing substantial doubt as to the Company’s ability to continue as a going concern.  An audit of the financial statements of the Company by RK, as of, and for the year ended December 31, 2009 was not undertaken.  A review of the interim financial statements of the Company by RK, as of, and for the quarterly period ended March 31, 2010 was not undertaken.

From February 18, 2009 (the date of RK’s engagement) through December 31, 2009, and the interim period to the date of RK’s dismissal, there were no disagreements with RK on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s) if not resolved to the satisfaction of RK, would have caused RK to make reference to the subject matter of the disagreement(s) in connection with its report.

From February 18, 2009 (the date of RK’s engagement) through December 31, 2009, and the interim period to the date of RK’s dismissal, there have been no reportable events of the type required to be disclosed by Item 304(a)(1)(v) of Regulation S-K, except that RK advised the Company of material weaknesses in the Company’s internal control over financial reporting as of December 31, 2008.  For further discussion of the material weaknesses identified, refer to Item 9A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2008.

The Company has provided RK with a copy of the disclosures it is making in response to Item 304(a) of Regulation S-K in this Amendment No. 1.  The Company has requested that RK review the disclosure and furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree.  Such letter is filed as an exhibit to this Report.

Item 9.01  Exhibits

Exhibit No.	Description
16.1	Letter from Rothstein Kass & Company, P.C., regarding change of certifying independent accountant, dated May 20, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Resource Corporation

Dated: May 20, 2010	By:	/s/ Ken Kinsella
Ken Kinsella
Chief Executive Officer